                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                      BEA INCOME FUND, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

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                             BEA INCOME FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022

                              -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                       TO BE HELD ON MONDAY, MAY 11, 1998

                                 --------------

TO OUR STOCKHOLDERS:


    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of BEA Income Fund, Inc. (the "Fund") will be held on Monday, May 11, 1998, at 11:00 a.m., New York City time, at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York, New York 10022. The purpose of the Meeting is to consider and act upon the following proposals and to consider and act upon such other matters as may properly come before the Meeting or any adjournments thereof:


         1. To elect four (4) Directors for the ensuing year.


         2. To ratify the selection by the Board of Directors of Price Waterhouse LLP as independent public accountants for the year ending December 31, 1998.



    The close of business on March 27, 1998 has been fixed as the record date for the determination of the stockholders of the Fund entitled to notice of, and to vote at, the Meeting.



    This notice and related proxy material are first being mailed on or about April 16, 1998.


                                          By Order of the Board of Directors

                                            /s/ Michael A. Pignataro
                                            MICHAEL A. PIGNATARO
                                                 SECRETARY

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY.


Dated: April 16, 1998

                             BEA INCOME FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022

                              -------------------

                                PROXY STATEMENT
                                    FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                                 TO BE HELD ON

                              MONDAY, MAY 11, 1998


                              -------------------


    This statement is furnished by the Board of Directors (the "Board") of BEA Income Fund, Inc., a Maryland corporation (the "Fund"), in connection with the solicitation by it of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Monday, May 11, 1998 at 11:00 a.m. , New York City time, at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York, New York 10022. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.



    If the accompanying proxy card (the "Proxy") is properly executed and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified and the Proxy is signed, shares will be voted FOR the election of each nominee for Director, FOR the ratification of Price Waterhouse L.L.P. as independent public accountants and FOR any other matters that may properly come before the Meeting and that are deemed appropriate. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by requesting such action at the Meeting.



    The close of business on March 27, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 34,632,153 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting and fractional shares are entitled to proportionate shares of one vote. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about April 16, 1998.


    BEA Associates ("BEA") is the investment adviser to the Fund. The principal executive office of BEA is located at One Citicorp Center, 153 East 53rd Street, 57th Floor, New York, New York, 10022. The Fund employs Chase Global Funds Services Company (formerly Mutual Funds Service Company) (the "Administrator") under an Administration Agreement, to provide certain administrative services to the Fund. The principal business address of the Administrator is 73 Tremont Street, Boston, Massachusetts 02108-3913.


    The Fund's Annual Report containing audited financial statements for the year ended December 31, 1997 has previously been furnished to all stockholders of the Fund. It is not to be regarded as proxy-soliciting material. The Fund will furnish, without charge, a copy of its most recent unaudited Semi-Annual Report and audited Annual Report, upon written or oral request to the Fund c/o BEA Associates, One Citicorp Center, 153 East 53rd Street, 57th Floor, New York, New York 10022, toll-free telephone number (800) 293-1232. These requests will be honored within three business days of receipt.

    The holders of one-third of the shares of the Fund outstanding at the close of business on the record date, present in person or by proxy, will constitute a quorum for the Meeting. Shares represented by properly executed Proxies that are marked "ABSTAIN" and broker non-votes will be treated as shares that are present for determining whether a quorum has been achieved at the Meeting. In the event that a quorum is not present or represented, the holders of a majority of the shares present in person or by proxy may adjourn the Meeting, without notice other than announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting shall be present. If a quorum is present, but sufficient votes to approve one or more of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each proposal, unless directed to vote against such proposal, in which case such shares will be voted AGAINST the proposed adjournment.

    The election of Directors (Proposal No. 1) requires for approval the affirmative vote of a plurality of the shares cast at the Meeting. The affirmative vote of the holders of a majority of the shares cast at the Meeting is required for the ratification of the selection of Price Waterhouse LLP as independent public accountants for the Fund (Proposal No. 2). Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on such proposals.


    The expense of solicitation will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The Fund has also retained MacKenzie Partners, Inc. ("MacKenzie"), a proxy solicitation firm, for a fee payable by the Fund of approximately $5,000. The solicitation of proxies will be largely by mail, but may include telephonic, telegraphic or oral communications by employees of MacKenzie and, without additional cost to the Fund, BEA.


                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

    At the Meeting, four (4) Directors will be elected to hold office until the next annual meeting of stockholders following their election and until their respective successors are elected and qualified. It is the intention of the persons named in the accompanying Proxy to vote for the election of Enrique R. Arzac, Lawrence J. Fox, James S. Pasman, Jr. and William W. Priest, Jr. All of the nominees are currently members of the Board of Directors. Each of the nominees has consented to be named in this Proxy Statement and to serve as a Director if elected.

    The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting, Proxies will be voted for such persons as the Board may recommend.

    The following table sets forth certain information regarding the Directors of the Fund, each of whom has been nominated for re-election to the Board of Directors. Each Director who is deemed an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk in the table below. Each Director has sole voting and investment power with respect to the shares shown. Each Director and the officers and Directors of the Fund as a group owns less than one percent of the outstanding shares of Common Stock of the Fund.


                                  SHARES                                                                      MEMBERSHIPS ON BOARDS
                                BENEFICIALLY                                                                   OF OTHER REGISTERED
                                 OWNED ON      CURRENT PRINCIPAL OCCUPATION                                    INVESTMENT COMPANIES
                                 MARCH 27,       AND PRINCIPAL EMPLOYMENT                                       AND PUBLICLY HELD
          NAME (AGE)               1998         DURING THE PAST FIVE YEARS    LENGTH OF SERVICE AS DIRECTOR         COMPANIES
------------------------------  -----------   ------------------------------  ------------------------------  ----------------------
Enrique R. Arzac (56) ........   2,300        Professor of Finance and        Since 1990.                     Director of nine other
  Columbia University                         Economics, Graduate School of                                   BEA-advised investment
  Graduate School of                          Business, Columbia University                                   companies; Director of
  Business                                    (1971-present).                                                 The Adam Express Com-
  New York, NY 10027                                                                                          pany; Director of
                                                                                                              Petroleum and
                                                                                                              Resources Cor-
                                                                                                              poration.

Lawrence J. Fox (54) .........       0        Managing Partner and Chairman   Since 1990.                     Director of one other
  110 PNB Building                            of Professional Responsibility                                  BEA-advised investment
  1346 Chestnut Street                        Committee of Drinker Biddle &                                   company.
  Philadelphia, PA 19107                      Reath (1/92-present); Partner
                                              of Drinker Biddle & Reath
                                              (since 1976).

James S. Pasman, Jr. (67) .      1,000        Currently retired; President     Since 1987.                    Director of one other
  29 The Trillium                             and Chief Operating Officer of                                  BEA-advised investment
  Pittsburgh, PA 15238                        National InterGroup, Inc.                                       company; Director of
                                              (4/81-3/91).                                                    Education Management
                                                                                                              Corp., Tyco
                                                                                                              International Ltd.;
                                                                                                              Trustee, BT Insurance
                                                                                                              Funds Trust, Inc.

William W. Priest, Jr.* (56) .       0        Chairman of the Management       Since 1997.                    Director of ten other
  153 East 53rd Street                        Committee, Chief Executive                                      BEA-advised investment
  New York, NY 10022                          Officer and Executive Director                                  companies.
                                              of BEA (12/90-present).

Directors and officers as
  a group (11) ...............   3,300


--------------
* Mr. Priest is an interested person of the Fund by virtue of his position as an officer of BEA.

    The Fund pays annual compensation of $10,000, plus $500 for attendance, per meeting, of the Board of Directors or Committees thereof, plus certain out-of-pocket expenses, to each Director that is not affiliated with BEA, its investment adviser (three Directors are not affiliated with BEA). Each such Director is also a director of one or more other investment companies advised by BEA, and in that capacity receives annual and per-meeting fees, plus certain out-of-pocket expenses, for services as a director of such fund.



    The following table shows certain compensation information for the year ended December 31, 1997 for each Director who is not affiliated with BEA. The Fund has no bonus, profit sharing, pension or retirement plans.



                                                                                                     TOTAL NUMBER
                                                   PENSION OR       ESTIMATED                        OF BOARDS OF
                                                   RETIREMENT         ANNUAL           TOTAL         BEA-ADVISED
                                  AGGREGATE     BENEFITS ACCRUED     BENEFITS      COMPENSATION       INVESTMENT
                                COMPENSATION    AS PART OF FUND        UPON        FROM FUND AND      COMPANIES
       NAME OF DIRECTOR           FROM FUND         EXPENSE         RETIREMENT     FUND COMPLEX         SERVED
------------------------------  -------------   ----------------   ------------   ---------------   --------------
Enrique R. Arzac..............     $16,000            $  0             $  0           $94,500              10
Lawrence J. Fox...............     $16,000            $  0             $  0           $32,500               2
James S. Pasman, Jr...........     $16,000            $  0             $  0           $32,500               2



    The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board with respect to the selection of the Fund's independent public accountants and reviews with the independent public accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. As of the date hereof, the members of the Audit Committee are Messrs. Arzac, Fox and Pasman. The Board of Directors of the Fund does not have a nominating committee, but will consider nominees recommended by stockholders. Recommendations should be submitted to the Board in care of the Secretary of the Fund. The Fund does not have a compensation committee.



    During 1997, there were 4 meetings of the Board of Directors and 2 meetings of the Audit Committee. Each Director attended 75% or more of the aggregate number of the meetings of the Board of Directors and committees on which he served held during the period for which he was a Director.

    The following table shows certain information about officers of the Fund other than Mr. Priest, who is described above. Mr. Priest is the Chairman of the Board of the Fund and has served in such position since February 1997. Mr. Liebes was elected to his office as Senior Vice President on August 11, 1997. Mr. Roselli was appointed to his position as Assistant Treasurer on August 11, 1997.



                                        SHARES
                                     BENEFICIALLY                                   CURRENT PRINCIPAL OCCUPATION AND
                                    OWNED ON MARCH                                  PRINCIPAL EMPLOYMENT DURING THE
            NAME (AGE)                 27, 1998           POSITION WITH FUND                PAST FIVE YEARS
----------------------------------  ---------------  ----------------------------  ----------------------------------
Richard J. Lindquist (37) ........         0         President and Chief           Executive Director of BEA
  153 East 53rd Street                               Investment Officer since      (3/97-present); Managing Director
  New York, NY 10022                                 1996                          of BEA (4/95-2/97); Managing
                                                                                   Director of CS First Boston
                                                                                   Investment Management Corporation
                                                                                   ("CSFBIM") (3/93-3/95); Director
                                                                                   of CSFBIM (4/92-2/93).
Suzanne Moran (32) ...............         0         Investment Officer since      Vice President of BEA
  153 East 53rd Street                               1996                          (1/97-present); Assistant Vice
  New York, NY 10022                                                               President and Fixed Income Trader
                                                                                   of BEA (5/95-12/96); Assistant
                                                                                   Vice President and Portfolio
                                                                                   Analyst at CS First Boston
                                                                                   (8/91-4/95).
Hal Liebes (33) ..................              0    Senior Vice President since   Senior Vice President and General
  153 East 53rd St                                   1997                          Counsel of BEA (3/97-present);
  New York, NY 10022                                                               Chief Compliance Officer, CS First
                                                                                   Boston Investment Management
                                                                                   (94-95); Staff Attorney, Division
                                                                                   of Enforcement, U.S. Securities
                                                                                   and Exchange Commission (91-94);
                                                                                   Associate, Morgan, Lewis & Bockius
                                                                                   (89-91).
Michael A. Pignataro (38) ........        0          Vice President and Secretary  Vice President of BEA
  153 East 53rd Street                               since 1996                    (12/95-present); Assistant Vice
  New York, NY 10022                                                               President and Chief Administrative
                                                                                   Officer for Investment Companies
                                                                                   of BEA (9/89-12/95).

                                        SHARES
                                     BENEFICIALLY                                   CURRENT PRINCIPAL OCCUPATION AND
                                    OWNED ON MARCH                                  PRINCIPAL EMPLOYMENT DURING THE
            NAME (AGE)                 27, 1998           POSITION WITH FUND                PAST FIVE YEARS
----------------------------------  ---------------  ----------------------------  ----------------------------------
Wendy S. Setnicka (33) ...........         0         Vice President and Assistant  Assistant Vice President of BEA
  153 East 53rd Street                               Secretary since 1996          (1/97-present); Administrative
  New York, NY 10022                                                               Officer for Investment Companies
                                                                                   of BEA (11/93-present); Supervisor
                                                                                   of Fund Accounting and
                                                                                   Administration at Reich & Tang LP
                                                                                   (6/89-11/93).
Paul Roselli (33) ................         0         Assistant Treasurer since     Vice President, Fund
  73 Tremont St.                                     1997                          Administration, Chase Global Funds
  Boston, MA 02108                                                                 Services Co. (3/97-present);
                                                                                   Assistant Manager, Fund
                                                                                   Accounting, Brown, Brothers,
                                                                                   Harriman & Co. (7/93-3/97); Audit
                                                                                   Manager, Ernst & Young L.P.
                                                                                   (8/87-7/93).


    By virtue of the responsibilities assumed by its investment adviser, the Fund itself requires no employees other than its officers, and none of its officers devotes full-time responsibilities to the affairs of the Fund. All officers are employees of and are compensated by BEA or the Administrator and do not receive any compensation from the Fund.


    Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act require the Fund's officers and directors, officers and directors of the Fund's investment adviser, certain affiliated persons of the Fund's investment adviser, and persons who beneficially own more than ten percent of the Fund's shares, to file reports of ownership with the Securities and Exchange Commission (the "SEC"), the New York Stock Exchange, Inc. and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, for the fiscal year ended December 31, 1997, all filing requirements applicable to such persons were complied with.


THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 1.

                  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
                                (PROPOSAL NO. 2)


    The Directors, a majority of whom are not "interested persons" of the Fund (as defined in the 1940 Act), have selected and unanimously approved Price Waterhouse LLP as independent public accountants for the Fund for the year ending December 31, 1998. Price Waterhouse LLP has been the independent public accountants of the Fund since its organization. The ratification of the selection of independent public accountants is to be voted upon at the Meeting and it is intended that the persons named in the accompanying Proxy vote for Price Waterhouse LLP. A representative of Price Waterhouse LLP is expected to be present at the Meeting and will have the opportunity to make a statement if such representative so desires and is expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2.

                                 OTHER MATTERS

    No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon in accordance with their best judgment in the interest of the Fund.


                             STOCKHOLDER PROPOSALS



    A stockholder proposal intended to be presented at the Fund's Annual Meeting of Stockholders in 1999 must be received by the Fund on or before November 27, 1998 in order to be included in the Fund's proxy statement and form of proxy relating to that meeting. A stockholder desiring to submit a proposal must be a record or beneficial owner of at least 1% of the outstanding shares or shares with a market value of $1,000 entitled to be voted at the meeting and must have held such shares for at least one year. Further, the stockholder must continue to hold such shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of stockholders, and a stockholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Securities Exchange Act of 1934.


STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                             BEA INCOME FUND, INC.
                                     PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    The undersigned hereby appoints Michael A. Pignataro and Wendy S. Setnicka as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the other side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of BEA Income Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the annual meeting of stockholders on May 11, 1998, and at any adjournment thereof.

     (CONTINUED--SIGNATURE REQUIRED ON THE REVERSE SIDE OF THIS PROXY CARD)

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 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES IN PROPOSAL 1 AND
                               "FOR" PROPOSAL 2.
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PROPOSAL 1--ELECTION OF THE FOLLOWING NOMINEES AS                FOR nominees listed          WITHHOLD AUTHORITY
DIRECTORS:                                                    (except as marked to the     to vote for the nominees
                                                                   contrary below)
                                                                         / /                          / /
              Enrique R. Arzac            James S. Pasman

              Lawrence J. Fox             William W. Priest, Jr.

(Instruction: To withhold authority for any individual, write the individual's name on the line provided below.)
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PROPOSAL 2--TO RATIFY THE SELECTION OF PRICE WATERHOUSE      FOR     AGAINST   ABSTAIN
LLP  AS INDEPENDENT PUBLIC ACCOUNTANTS  OF THE FUND FOR      / /       / /       / /
THE YEAR ENDING DECEMBER 31, 1998:

    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                  When shares are held by joint tenants, both
                                                  should sign.

                                When signing as attorney, executor,
                                administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
                                Date: __________________________________________
                                _______________________   ______________________
                                Signature                      Print Name
                                _______________________   ______________________
                                Signature if held              Print Name
                                jointly